UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811 - 22463

Ironwood Institutional Multi-Strategy Fund LLC
 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

_________________________________________

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management Corporation
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  July 31, 2011

ITEM 1.                 SCHEDULE OF INVESTMENTS.

The Schedule of Investments is attached herewith.

Ironwood Institutional Multi-Strategy Fund LLC

Schedule of Investments – July 31, 2011 (unaudited)

INVESTMENT OBJECTIVE AS PERCENTAGE OF NET ASSETS

Percentages are as follows:

Relative Multi-Strategy:	28.23%
Equity Market Neutral:	19.98%
Event-Driven Multi Strategy:	26.60%
Distressed:	19.04%
Credit Opportunities:	10.33%

Investments in Investment Funds:	104.18%

Ironwood Institutional Multi-Strategy Fund LLC
Schedule of Investments*
As of July 31, 2011
(Unaudited)

	Number of Shares	Cost	Fair Market Value	% of Net Assets	Redemptions Permitted
RELATIVE VALUE MULTI-STRATEGY
Citadel Kensington Global Strategies Ltd.	2,686.18	$2,810,000	$3,062,623	8.19%	Quarterly1 - 24 mos.
D.E. Shaw Composite International Fund2	N/A	$2,102,500	$2,170,148	5.80%	Quarterly1
FCOI II Holdings, L.P.2	N/A	$675,000	$695,977	1.86%	Annually
HBK Offshore Fund II L.P.2	N/A	$1,765,000	$1,850,080	4.95%	Quarterly1
Hutchin Hill Capital Offshore Fund, Ltd.	710.53	$725,000	$733,417	1.96%	Quarterly1
OZ Overseas Fund II, Ltd.	1,552.50	$1,552,500	$1,611,182	4.31%	Annually
TPG-Axon Partners (Offshore), Ltd.	405.00	$405,000	$429,847	1.15%	Quarterly1
SUB TOTAL:		$10,035,000	$10,553,274	28.23%
EQUITY MARKET NEUTRAL
Aleutian Fund Ltd.	1,045.00	$1,045,000	$1,018,138	2.72%	Monthly
Millennium International, Ltd.	2,227.50	$2,227,500	$2,331,994	6.24%	Quarterly1
Rosemont Offshore Fund, Ltd.	898.13	$1,580,000	$1,602,189	4.29%	Quarterly
S.A.C. Capital International, Ltd.	23,275.00	$2,327,500	$2,518,703	6.74%	Quarterly1
SUB TOTAL:		$7,180,000	$7,471,024	19.98%
EVENT-DRIVEN MULTI-STRATEGY
Elliott International Limited	3,896.47	$3,025,000	$3,126,569	8.36%	Semi Annually1
Eton Park Overseas Fund, Ltd.	1,247.50	$1,247,500	$1,237,167	3.31%	Annually1
Magnetar Capital Fund II, Ltd.	1,585.86	$1,585,858	$1,621,838	4.34%	Quarterly1
Magnetar Equity Opportunities Ltd.	100.00	$100,000	$116,815	0.31%	Monthly
Mason Capital, Ltd	515.80	$1,185,000	$1,224,219	3.27%	Annually
Perella Weinberg Partners Xerion Offshore Fund Ltd.	925.00	$925,000	$890,870	2.38%	Quarterly1
Perry Partners International, Inc.	17,251.37	$1,732,500	$1,727,550	4.62%	Quarterly1
SUB TOTAL:		$9,800,858	$9,945,029	26.60%
DISTRESSED
Cerberus International, Ltd.	1.38	$701,793	$935,634	2.50%	Other
Monarch Debt Recovery Fund, Ltd	1,932.50	$1,932,500	$2,029,102	5.43%	Annually
Monarch Structured Credit Fund, Ltd	1,610.00	$1,610,000	$1,664,812	4.45%	Other
Silver Point Capital Offshore Fund, Ltd.	235.52	$2,395,000	$2,487,888	6.65%	Annually
SUB TOTAL:		$6,639,293	$7,117,436	19.04%
CREDIT OPPORTUNITIES
Archview Credit Opportunities Offshore Fund Ltd.	762.21	$765,000	$790,474	2.11%	Quarterly1
GSO Special Situations Overseas Fund Ltd	1,430.04	$1,430,038	$1,488,233	3.98%	Annually
King Street Capital, Ltd.	11,950.96	$1,553,015	$1,583,861	4.24%	Quarterly1
SUB TOTAL:		$3,748,053	$3,862,568	10.33%
TOTAL INVESTMENTS:		$37,403,204	$38,949,331	104.18%

Cash			$5,548,159
Liabilities in Excess of Current Assets			$(7,111,785)
NET ASSETS:			$37,385,705	100.00%

*All investments in Investment Funds are non-income producing
1 Investor level gates ranging from 10.00% - 33.33% of investment value apply for permitted redemption period
2 Investments are dollar, not share, based

NOTES TO SCHEDULE OF INVESTMENTS

Fair Value of Financial Instruments

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) values its investments in Investment Funds at fair value, which ordinarily will be the amount equal to the Fund’s pro rata interest in the net assets of each such Investment Fund, as such value is supplied by, or on behalf of, the Investment Fund’s investment manager from time to time, usually monthly. Some values received from, or on behalf of, the Investment Funds’ respective investment managers are typically estimates only, subject to subsequent revision by such investment managers. Such values are generally net of management fees and performance incentive fees or allocations payable to the Investment Funds’ managers or general partners pursuant to the Investment Funds’ operating agreements. The Investment Funds value their underlying investments in accordance with policies established by each Investment Fund, as described in each of their financial statements or offering memoranda. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate.

Some of the Investment Funds may hold a portion of their assets in “side pockets,” which are sub-funds within the Investment Funds that have restricted liquidity, potentially extending over a much longer period than the typical liquidity an investment in the Investment Funds may provide. Should the Fund seek to liquidate its investment in an Investment Fund that maintains these side pockets, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. In such cases, until the Fund is permitted to fully liquidate its interest in the Investment Fund, the fair value of its investment could fluctuate based on adjustments to the value of the side pocket as determined by the Investment Fund’s investment manager. At July 31, 2011, approximately 0.07% of the Fund’s net assets were invested in side pockets maintained by the Investment Funds. Management cannot estimate the timing of when side pockets will be liquidated.

Ironwood Capital Management Corporation, the Fund’s investment adviser (the “Adviser”), has designed ongoing due diligence processes with respect to Investment Funds and their investment managers, which assist the Adviser in assessing the quality of information provided by, or on behalf of, each Investment Fund and in determining whether such information continues to be reliable or whether further investigation is necessary. Such investigation, as applicable, may or may not require the Adviser to forego its normal reliance on the value supplied by, or on behalf of, such Investment Fund and to independently determine the fair value of the Fund’s interest in such Investment Fund, consistent with the Fund’s fair valuation procedures.

If no value is readily available from an Investment Fund or if a value supplied by an Investment Fund were to be deemed by the Adviser not to be indicative of its fair value, the Adviser would determine, in good faith, the fair value of the Investment Fund under procedures adopted by the Board of Directors and subject to supervision by the Board of Directors. In accordance with the Fund’s Limited Liability Company Agreement, the Adviser values the Fund’s assets based on such reasonably available relevant information as it considers material. Because of the inherent uncertainty of valuation, the fair values of the Fund’s investments may differ significantly from the values that would have been used had a ready market for the investments held by the Fund been available. As of July 31, 2011, no investments were valued by the Adviser.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, fair value of investments for which the Fund has the ability to fully redeem tranches at net asset value as of the measurement date or within the near term, with near term defined as one year from the date of measurement)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments, fair value of investments for which the Fund does not have the ability to fully redeem tranches at net asset value as of the measurement date or within the near term as defined above)

The inputs or methodology used for valuing investments are not necessarily an indication of the risks associated with investing in those investments.

The units of account that are valued by the Fund are its interests in the Investment Funds and not the underlying holdings of such Investment Funds. Thus, the inputs used by the Fund to value its investments in each of the Investment Funds may differ from the inputs used to value the underlying holdings of such Investment Funds.

The Fund’s investments recorded at fair value have been categorized based upon a fair value hierarchy as described above.  The following table presents information about the Fund’s investments measured at fair value as of July 31, 2011:

	Level 1	Level 2	Level 3	Total
Relative Value Multi-Strategy	$-	$5,649,086	$4,904,188	$10,553,274
Equity Market Neutral	-	6,590,981	880,043	7,471,024
Event Driven Multi-Strategy	-	4,877,278	5,067,751	9,945,029
Distressed	-	2,087,797	5,029,639	7,117,436
Credit Opportunities	-	2,430,668	1,431,900	3,862,568
Total	-	$21,635,810	$17,313,521	$38,949,331

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balance		Net Change in			Transfers in	Balance
	as of	Net Realized	Unrealized			and/or out of	as of
	April 30, 2011	Gain/Loss	Gain/Loss	Purchases	Sales	Level 3	July 31, 2011
Relative Value Multi-Strategy	$4,284,624	$-	$91,996	$1,025,000	$-	$(497,432)	$4,904,188
Equity Market Neutral	941,893	-	13,915	375,000	-	(450,765)	880,043
Event Driven Multi-Strategy	3,998,897	-	(22,326)	1,300,000	-	(208,820)	5,067,751
Distressed	3,642,390	19,768	1,871	1,500,000	(84,650)	(49,740)	5,029,639
Credit Opportunities	1,762,258	-	(6,729)	237,500	-	(561,129)	1,431,900
Total	$14,630,062	$19,768	$78,727	$4,437,500	$(84,650)	$(1,767,886)	$17,313,521

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period.   All transfers into and out of Level 3 can be found in the Level 3 reconciliation above.

Federal Income Tax Information

As of July 31, 2011, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

Cost of Investments	$37,403,204
Gross Unrealized Appreciation	$1,637,123
Gross Unrealized Depreciation	(90,996)
Net Unrealized Appreciation (Depreciation) on Investments	$1,546,127

ITEM 2.                      CONTROLS AND PROCEDURES

Controls & Procedures

(a)
The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 3.                 EXHIBITS.

Certificate of Chief Executive Officer and President and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer and President

Date:   September 29, 2011

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jonathan Gans
Jonathan Gans Chief Executive Officer and President

Date:   September 29, 2011

By:	/s/ Neil Zelinski
Neil Zelinski Principal Financial Officer

Date:   September 29, 2011